UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2016
(Date of earliest event reported)

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-12441

Minnesota	41-1276891
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One St. Jude Medical Drive, St. Paul, Minnesota 55117
(Address of principal executive offices, including zip code)

(651) 756-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K (referred to herein as this “Current Report”) is being filed by St. Jude Medical, Inc. (referred to herein as the “Company”) to update the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016 (the “2015 Form 10-K”) to reflect that, as described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2016 (the “April 2016 Form 10-Q”), effective April 2, 2016, the Company adopted Financial Accounting Standards Board Accounting Standards Update (ASU) No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes (“ASU No. 2015-17”), changing the method by which the Company classifies deferred tax assets and deferred tax liabilities.

To reflect the change noted above, the following Items of the 2015 Form 10-K are being adjusted retrospectively for all periods presented (which Items, as adjusted, are attached as Exhibit 99.1 hereto and incorporated by reference herein):

•	Part II, Item 6, “Selected Financial Data”;

•	Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and

•	Part II, Item 8, “Financial Statements and Supplementary Data”.

This Current Report does not reflect events that have occurred subsequent to the original filing date of the 2015 Form 10-K, and does not modify or update in any way the disclosures made in the 2015 Form 10-K other than as required to retrospectively reflect the adoption of ASU No. 2015-17 as described above. All other information in the 2015 Form 10-K remains unchanged. The information contained in this Current Report is not a restatement of the 2015 Form 10-K. The information in this Current Report with respect to the Company should be read in conjunction with the 2015 Form 10-K and the subsequent April 2016 Form 10-Q. For information on developments since the filing of the 2015 Form 10-K, please refer to the Company’s subsequent filings with the Securities and Exchange Commission, including, but not limited to, the April 2016 Form 10-Q.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Revised Part II, Item 6, “Selected Financial Data”; Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and Part II, Item 8, “Financial Statements and Supplementary Data” from the 2015 Form 10-K

101
The following revised financial information from the Annual Report on Form 10-K of St. Jude Medical, Inc. for the year ended January 2, 2016, formatted in XBRL: (i) the Consolidated Statements of Earnings, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Shareholders’ Equity, (v) the Consolidated Statements of Cash Flows, and (vi) the Notes to the Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016		St. JUDE MEDICAL, INC.

	By:	/s/ Jason Zellers
Jason Zellers
Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Revised Part II, Item 6, “Selected Financial Data”; Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and Part II, Item 8, “Financial Statements and Supplementary Data” from the 2015 Form 10-K

101
The following revised financial information from the Annual Report on Form 10-K of St. Jude Medical, Inc. for the year ended January 2, 2016, formatted in XBRL: (i) the Consolidated Statements of Earnings, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Shareholders’ Equity, (v) the Consolidated Statements of Cash Flows, and (vi) the Notes to the Consolidated Financial Statements